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          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                       FORM 8-K

                    CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15 (d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):
                     October 29, 1999


            COMMERCIAL FEDERAL CORPORATION
------------------------------------------------------
(Exact name of registrant as specified in its charter)


  Nebraska             1-11515                  47-0658852
---------------       ------------       ----------------------
(State or other       (Commission           (I.R.S. Employer
jurisdiction of       File Number)       (Identification Number)
incorporation)

2120 South 72nd Street, Omaha, Nebraska               68124
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number including area code:(402) 554-9200




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Item 5.   Other Events
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     On October 29, 1999, Commercial Federal Corporation (the
"Registrant") entered into an agreement (the "Settlement Agreement") with Franklin Mutual Advisers, LLC ("Franklin") to settle all pending litigation and the proxy contest relating to the election of directors at the Registrant's 1999 Annual Meeting of Stockholders to be held on November 16, 1999. The following is a brief summary of the terms of the Settlement Agreement, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     FRANKLIN SOLICITATION; DIRECTOR NOMINEES. The Settlement Agreement provides that Franklin will immediately cease its solicitation of proxies in connection with the Annual Meeting and will not vote any proxies it has solicited at the Annual Meeting. Franklin has also agreed to vote its shares in favor of the Registrant's reconfigured slate of directors.

     The Registrant agreed to include George R. Zoffinger and Joseph J. Whiteside in place of two of its previously announced nominees and they, together with Robert F. Krohn and Michael P. Glinsky, will constitute all of the nominees for the four seats up for election at the Annual Meeting. Robert S. Milligan and Sharon G. Marvin who had been named in the Registrant's Proxy Statement will no longer stand for reelection at the Annual Meeting. J. Thomas Burcham and Matthew P. Wagner who had been named in Franklin's proxy materials as a nominee and alternate, respectively, also will not stand for election. In the event that either Mr. Zoffinger or Mr. Whiteside, or both, are unable or unwilling to stand for election at the Annual Meeting (an event not now anticipated), the Registrant has agreed to permit Franklin to select a replacement nominee who is mutually accept able to the Registrant and Franklin. The Registrant has agreed to nominate any such replacement nominee at the Annual Meeting.

     DISMISSAL OF LITIGATION AND RELEASES. All pending litigation between the parties has been dismissed with prejudice. The Settlement Agreement also provides for mutual releases by all parties to the litigation of all claims relating to the proxy solicitation, the Annual Meeting and all related matters.

     BY-LAW AMENDMENT. The parties agreed that the Registrant's recently-announced By-Law amendment, which provides that no person who is a controlling person or management official of a federally insured depository organization (other than affiliates of the Registrant) that operates branches in any market in which the Registrant operates branches shall be eligible to be nominated for service, or to serve, as a director of the Registrant, shall remain in effect.
     The exhibits to this Current Report on Form 8-K also included the press release jointly issued by the Registrant and Franklin. Such press release was issued on October 29, 1999 and is incorporated herein by reference.


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Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits.
          -----------------------------------------------------

     Exhibit 99.1    Agreement dated October 29, 1999,
                     by and between Commercial Federal
                     Corporation and Franklin Mutual
                     Advisers, LLC (without exhibits)

     Exhibit 99.2    Joint Press Release issued on October 29,
                     1999

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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMERCIAL FEDERAL CORPORATION




                     By:   /s/ James A. Laphen
                           -----------------------------------
                           James A. Laphen, President, Chief
                           Operating Officer and Chief
                           Financial Officer
                           (Duly Authorized and Principal
                           Financial Officer)

Date: November 2, 1999